dot HILL®

Growth through Innovation™

Dot Hill Earnings Call

August 6, 2015

Second Quarter 2015

Real Time *Matters*™

NASDAQ: HILL

SAFE HARBOR

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the third quarter and full year of 2015 and other future periods. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter and full year of 2015 and all future periods may be different from the financial guidance provided in this presentation; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

ABOUT NON-GAAP FINANCIAL MEASURES

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses restructuring and severance charges specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included with this presentation.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers (OEM) who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets that are recognized as processing large amounts of data. Our target Vertical Markets include Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging, among others. These customers typically embed the Company's products into solutions for their customers, which quite often generate revenue for their end-user customers. The Company sells to these customers through both Vertical Markets OEM partners that include embedded solutions integrators, as well as through channel partners. Major Vertical Markets' customers include Teradata, Quantum, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia. The Corporate segment consists primarily of costs that support both the Server OEM and Vertical Markets segments.

Q2'15 FINANCIAL METRICS

dot HILL®

	QTD Comparisons					YTD Comparisons			TTM Comparisons		
Non-GAAP Metrics	Q2'15	Q2'14 (Last Yr)	Q1'15 (Prior Qtr)	Q2'15 vs Q2'14 % (YoY)	Q2'15 vs Q1'15 % (QoQ)	YTD 2015	YTD 2014	2015 - 2014 %	TTM (Q3'14-Q2'15)	TTM (Q3'13-Q2'14)	TTM as of Q2'15 vs TTM as Of Q2'14 %
Revenue (Total $M)	**$ 60.6**	**$ 48.4**	**$ 60.3**	**25.2%**	**0.6%**	**$ 120.9**	**$ 97.3**	**24.3%**	**$ 241.1**	**$ 209.9**	**14.8%**
Server OEM's	$ 35.8	$ 27.7	$ 24.3	29.5%	47.2%	$ 60.1	$ 54.2	11.0%	$ 121.4	$ 130.4	-6.9%
Vertical	$ 24.8	$ 20.8	$ 35.9	19.5%	-31.0%	$ 60.7	$ 43.1	40.9%	$ 119.7	$ 79.5	50.6%
Gross Margin % (Total)	**32.0%**	**33.9%**	**33.8%**	**-1.9%**	**-1.7%**	**32.9%**	**33.5%**	**-0.6%**	**33.3%**	**32.8%**	**1.4%**
Server OEM's	25.2%	25.9%	21.6%	-0.7%	3.6%	23.8%	25.2%	-1.4%	24.9%	26.6%	-6.4%
Vertical	41.9%	44.7%	42.0%	-2.8%	-0.1%	42.0%	44.0%	-2.1%	41.8%	43.1%	-3.0%
Contribution Margin %	**26.8%**	**26.2%**	**27.7%**	**0.6%**	**-0.9%**	**27.3%**	**26.4%**	**0.8%**	**27.5%**	**26.2%**	**1.3%**
Server OEM's	23.6%	24.0%	19.2%	-0.4%	4.4%	21.8%	23.4%	-1.5%	23.0%	25.0%	-2.0%
Vertical	34.4%	33.0%	35.1%	1.5%	-0.7%	34.8%	33.3%	1.5%	34.0%	31.4%	2.6%
Contribution Margin ($M)	**$ 16.3**	**$ 12.7**	**$ 16.7**	**28.1%**	**-2.5%**	**$ 32.9**	**$ 25.7**	**28.2%**	**$ 66.2**	**$ 54.9**	**20.5%**
Server OEM's	$ 8.5	$ 6.6	$ 4.7	27.2%	80.8%	$ 13.1	$ 12.7	3.7%	$ 28.0	$ 32.6	-14.3%
Vertical	$ 8.5	$ 6.8	$ 12.6	24.8%	-32.3%	$ 21.2	$ 14.4	47.5%	$ 40.8	$ 25.0	63.1%
Operating Expenses ($M)	**$ 15.4**	**$ 15.1**	**$ 16.4**	**2.2%**	**-5.7%**	**$ 31.8**	**$ 30.2**	**5.2%**	**$ 61.8**	**$ 59.5**	**3.9%**
R&D	$ 9.5	$ 9.0	$ 9.7	5.5%	-2.4%	$ 19.2	$ 18.2	5.7%	$ 37.3	$ 35.4	5.5%
S&M	$ 3.2	$ 3.7	$ 3.7	-15.6%	-13.8%	$ 6.8	$ 6.9	-1.4%	$ 14.0	$ 13.9	0.5%
G&A	$ 2.8	$ 2.4	$ 3.0	17.8%	-6.6%	$ 5.8	$ 5.2	12.0%	$ 10.5	$ 10.2	3.2%
Operating Profit ($M)	**$ 4.0**	**$ 1.3**	**$ 4.0**	**198.4%**	**0.2%**	**$ 8.0**	**$ 2.4**	**236.1%**	**$ 18.4**	**$ 9.4**	**96.2%**
Operating Proift %	6.6%	2.8%	6.6%	138.3%	-0.4%	6.6%	2.4%	170.5%	7.6%	4.5%	70.8%
Net Income ($M)	**$ 3.9**	**$ 1.3**	**$ 4.0**	**211.3%**	**-1.4%**	**$ 7.9**	**$ 2.3**	**246.5%**	**$ 18.1**	**$ 9.3**	**95.1%**
EPS	**$ 0.06**	**$ 0.02**	**$ 0.06**	**200.0%**	**0.0%**	**$ 0.12**	**$ 0.04**	**200.0%**	**$ 0.28**	**$ 0.16**	**75.0%**
EBITDA ($M)	**$ 5.2**	**$ 2.3**	**$ 5.1**	**129.1%**	**1.0%**	**$ 10.3**	**$ 4.3**	**142.4%**	**$ 22.8**	**$ 12.9**	**76.9%**
Operating Leverage %*		22%	2%				24%			29%	
Cash and Cash Equivalents ($M)	$ 49.1	$ 42.2	$ 46.3	16.4%	6.2%	$ 49.1	$ 42.2	16.4%	N/A	N/A	N/A
Cash Flow from Operations ($M)	$ 1.6	$ 1.7	$ 6.5	-6.3%	-76.0%	$ 8.0	$ 2.8	190.3%	$ 12.0	$ 3.8	211.3%

*=Operating Leverage % is defined as Change in Operating Income divided by Change in Sales

NON-GAAP GUIDANCE

3rd Quarter 2015

		YoY Change at midpoints	QoQ Change at midpoints
Revenue ($M)	$58 - $63	+16%	Flat
EPS ($/share)	$0.05 - $0.08	+0.035	+ 0.005

Full Year 2015

		Previous Guidance	Annual Change at midpoints
Revenue ($M)	$245 - $260	$230 - $270	+16%
EPS ($/share)	$0.30 - $0.35	$0.25 - $0.35	+63%

dot HILL®

Growth through Innovation™

Dot Hill Earnings Call

August 6, 2015

Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

Real Time Matters™

NASDAQ: HILL

Q2'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q2'15	Q2'14	Q1'15
GAAP net revenue	$ 61,539	$ 48,222	$ 61,121
Long-term software contract royalties	(916)	203	(854)
Non-GAAP net revenue	$ 60,623	$ 48,425	$ 60,267
GAAP gross profit	$ 20,134	$ 16,023	$ 21,030
GAAP gross margin %	*32.7%*	*33.2%*	*34.4%*
Stock-based compensation	155	95	123
Severance costs	-	2	4
Long-term software contract royalties	(916)	203	(854)
Long-term software contract costs	50	117	50
Non-GAAP gross profit	$ 19,423	$ 16,440	$ 20,353
Non-GAAP gross margin %	*32.0%*	*33.9%*	*33.8%*

Q2'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q2'15	Q2'14	Q1'15
GAAP sales and marketing expenses	$ 3,441	$ 3,843	$ 3,804
GAAP contribution margin	$ 16,693	$ 12,180	$ 17,226
GAAP contribution margin %	*27.1%*	*25.3%*	*28.2%*
Stock-based compensation	(139)	(99)	(116)
Severance costs	(7)	-	(21)
Restructuring charge	(135)	-	-
Non-GAAP sales and marketing expenses	$ 3,160	$ 3,744	$ 3,667
Non-GAAP contribution margin	$ 16,263	$ 12,696	$ 16,686
Non-GAAP contribution margin %	*26.8%*	*26.2%*	*27.7%*
GAAP operating expenses	$ 19,361	$ 16,034	$ 17,135
Currency gain (loss)	(2,725)	28	27
Stock-based compensation	(1,045)	(959)	(757)
Restructuring charge	(135)	-	-
Severance costs	(22)	-	(33)
Non-GAAP operating expenses	$ 15,434	$ 15,103	$ 16,372

Q2'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q2'15	Q2'14	Q1'15
GAAP operating income (loss)	$ 773	$ (11)	$ 3,895
Currency (gain) loss	2,725	(28)	(27)
Stock-based compensation	1,200	1,054	880
Long-term software contract royalties	(916)	203	(854)
Long-term software contract costs	50	117	50
Restructuring charge	135	-	-
Severance costs	22	2	37
Non-GAAP operating income	$ 3,989	$ 1,337	$ 3,981
GAAP net income (loss)	$ 685	$ (78)	$ 3,871
Currency (gain) loss	2,725	(28)	(27)
Stock-based compensation	1,200	1,054	880
Other income	-	(17)	-
Long-term software contract royalties	(916)	203	(854)
Long-term software contract costs	50	117	50
Restructuring charge	135	-	-
Severance costs	22	2	37
Non-GAAP net income	$ 3,901	$ 1,253	$ 3,957

Q2'15 UNAUDITED GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

dot HILL

	Q2'15	Q2'14	Q1'15
Server OEM GAAP net revenue	$ 36,733	$ 27,463	$ 25,178
Long-term software contract royalties	(916)	203	(854)
Server OEM non-GAAP net revenue	$ 35,817	$ 27,666	$ 24,324
Server OEM GAAP gross profit	$ 9,803	$ 6,783	$ 5,996
Server OEM GAAP gross margin %	*26.7%*	*24.7%*	*23.8%*
Stock-based compensation	101	59	58
Severance costs	-	2	2
Long-term software contract royalties	(916)	203	(854)
Long-term software contract costs	50	117	50
Server OEM non-GAAP gross profit	$ 9,038	$ 7,164	$ 5,252
Server OEM non-GAAP gross margin %	*25.2%*	*25.9%*	*21.6%*
Server OEM GAAP sales and marketing expenses	$ 614	$ 541	$ 602
Server OEM GAAP contribution margin	$ 9,189	$ 6,242	$ 5,394
Server OEM GAAP contribution margin %	*25.0%*	*22.7%*	*21.4%*
Stock-based compensation	(28)	(21)	(21)
Severance costs	(1)	-	(4)
Server OEM non-GAAP sales and marketing expenses	$ 585	$ 520	$ 577
Server OEM non-GAAP contribution margin	$ 8,453	$ 6,644	$ 4,675
Server OEM non-GAAP contribution margin %	*23.6%*	*24.0%*	*19.2%*
Server OEM GAAP operating income	$ 9,189	$ 6,242	$ 5,394
Stock-based compensation	129	80	79
Severance costs	1	2	6
Long-term software contract royalties	(916)	203	(854)
Long-term software contract costs	50	117	50
Server OEM non-GAAP operating income	$ 8,453	$ 6,644	$ 4,675

Q2'15 UNAUDITED GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	Q2'15		Q2'14		Q1'15	
Vertical Markets GAAP and non-GAAP net revenue	$	24,806	$	20,759	$	35,943
Vertical Markets GAAP gross profit	$	10,331	$	9,240	$	15,034
Vertical Markets GAAP gross margin %		*41.6%*		*44.5%*		*41.8%*
Stock-based compensation		54		36		65
Severance costs		-		-		2
Vertical Markets non-GAAP gross profit	$	10,385	$	9,276	$	15,101
Vertical Markets non-GAAP gross margin %		*41.9%*		*44.7%*		*42.0%*
Vertical Markets GAAP sales and marketing expenses	$	2,044	$	2,478	$	2,548
Vertical Markets GAAP contribution margin	$	8,287	$	6,762	$	12,486
Vertical Markets GAAP contribution margin %		*33.4%*		*32.6%*		*34.7%*
Stock-based compensation		(61)		(45)		(58)
Severance costs		(4)		-		(10)
Restructuring charge		(135)		-		-
Vertical Markets non-GAAP sales and marketing exper	$	1,844	$	2,433	$	2,480
Vertical Markets non-GAAP contribution margin	$	8,541	$	6,843	$	12,621
Vertical Markets non-GAAP contribution margin %		*34.4%*		*33.0%*		*35.1%*
Vertical Markets GAAP operating income	$	8,287	$	6,762	$	12,486
Stock-based compensation		115		81		123
Severance costs		4		-		12
Restructuring charge		135		-		-
Vertical Markets non-GAAP operating income	$	8,541	$	6,843	$	12,621

Q2'15 UNAUDITED GAAP TO NON-GAAP CORPORATE SEGMENT RECONCILIATION ($K)

	Q2'15	Q2'14	Q1'15
Corporate GAAP sales and marketing expenses	$ 783	$ 824	$ 654
Corporate GAAP contribution margin	$ (783)	$ (824)	$ (654)
Stock-based compensation	(50)	(33)	(37)
Severance costs	(2)	-	(7)
Corporate non-GAAP sales and marketing expenses	$ 731	$ 791	$ 610
Corporate non-GAAP contribution margin	$ (731)	$ (791)	$ (610)
Corporate GAAP research and development expenses	$ 9,960	$ 9,340	$ 10,119
Stock-based compensation	(467)	(347)	(386)
Severance costs	(5)	-	(12)
Corporate non-GAAP research and development expenses	$ 9,488	$ 8,993	$ 9,721
Corporate GAAP general and administrative expenses	$ 5,960	$ 2,851	$ 3,212
Currency gain (loss)	(2,725)	28	27
Stock-based compensation	(439)	(513)	(255)
Severance costs	(10)	-	-
Corporate non-GAAP general and administrative expenses	$ 2,786	$ 2,366	$ 2,984
Corporate GAAP operating loss	$ (16,703)	$ (13,015)	$ (13,985)
Currency (gain) loss	2,725	(28)	(27)
Stock-based compensation	956	893	678
Severance costs	17	-	19
Corporate non-GAAP operating loss	$ (13,005)	$ (12,150)	$ (13,315)

Q2'15 UNAUDITED GAAP TO NON-GAAP EARNINGS PER SHARE (EPS) RECONCILIATION ($)

	Q2'15	Q2'14	Q1'15
GAAP income (loss) per share	$ 0.01	$ (0.00)	$ 0.06
Currency (gain) loss	0.04	0.00	(0.00)
Stock-based compensation	0.02	0.02	0.01
Long-term software contract royalties	(0.01)	0.00	(0.01)
Long-term software contract costs	0.00	0.00	0.00
Other adjustments	-	-	-
Non-GAAP income per share*	$ 0.06	$ 0.02	$ 0.06
Weighted average shares used to calculate income per share:			
Basic	61,292	60,159	60,760
Diluted	66,562	63,806	64,816

* Per share data may not always add to the total for the period because each figure is independently calculated.

FIRST HALF 2015 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	YTD 2015		YTD 2014	
GAAP net revenue	$	122,660	$	96,429
Long-term software contract royalties		(1,770)		856
Non-GAAP net revenue	$	120,890	$	97,285
GAAP gross profit	$	41,164	$	31,288
GAAP gross margin %		*33.6%*		*32.4%*
Stock-based compensation		278		159
Severance costs		4		75
Long-term software contract royalties		(1,770)		856
Long-term software contract costs		100		240
Non-GAAP gross profit	$	39,776	$	32,618
Non-GAAP gross margin %		*32.9%*		*33.5%*

FIRST HALF 2015 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	YTD 2015	YTD 2014
GAAP sales and marketing expenses	$ 7,245	$ 7,137
GAAP contribution margin	$ 33,919	$ 24,151
GAAP contribution margin %	*27.7%*	*25.0%*
Stock-based compensation	(255)	(171)
Severance costs	(28)	(42)
Restructuring charge	(135)	-
Non-GAAP sales and marketing expenses	$ 6,827	$ 6,924
Non-GAAP contribution margin	$ 32,949	$ 25,694
Non-GAAP contribution margin %	*27.3%*	*26.4%*
GAAP operating expenses	$ 36,496	$ 31,702
Currency gain (loss)	(2,698)	101
Stock-based compensation	(1,802)	(1,473)
Restructuring charge	(135)	-
Severance costs	(55)	(83)
Non-GAAP operating expenses	$ 31,806	$ 30,247

FIRST HALF 2015 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	YTD 2015		YTD 2014	
GAAP operating income (loss)	$	4,668	$	(414)
Currency (gain) loss		2,698		(101)
Stock-based compensation		2,080		1,632
Long-term software contract royalties		(1,770)		856
Long-term software contract costs		100		240
Restructuring charge		135		-
Severance costs		59		158
Non-GAAP operating income	$	7,970	$	2,371
GAAP net income (loss)	$	4,556	$	(490)
Currency (gain) loss		2,698		(101)
Stock-based compensation		2,080		1,632
Other income		-		(27)
Long-term software contract royalties		(1,770)		856
Long-term software contract costs		100		240
Restructuring charge		135		-
Severance costs		59		158
Non-GAAP net income	$	7,858	$	2,268

FIRST HALF 2015 UNAUDITED GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

	YTD 2015	YTD 2014
Server OEM GAAP net revenue	$ 61,911	$ 53,317
Long-term software contract royalties	(1,770)	856
Server OEM non-GAAP net revenue	$ 60,141	$ 54,173
Server OEM GAAP gross profit	$ 15,799	$ 12,387
Server OEM GAAP gross margin %	*25.5%*	*23.2%*
Stock-based compensation	159	100
Severance costs	2	49
Long-term software contract royalties	(1,770)	856
Long-term software contract costs	100	240
Server OEM non-GAAP gross profit	$ 14,290	$ 13,632
Server OEM non-GAAP gross margin %	*23.8%*	*25.2%*
Server OEM GAAP sales and marketing expenses	$ 1,216	$ 1,023
Server OEM GAAP contribution margin	$ 14,583	$ 11,364
Server OEM GAAP contribution margin %	*23.6%*	*21.3%*
Stock-based compensation	(49)	(36)
Severance costs	(5)	(9)
Server OEM non-GAAP sales and marketing expenses	$ 1,162	$ 978
Server OEM non-GAAP contribution margin	$ 13,128	$ 12,654
Server OEM non-GAAP contribution margin %	*21.8%*	*23.4%*
Server OEM GAAP operating income	$ 14,583	$ 11,364
Stock-based compensation	208	136
Severance costs	7	58
Long-term software contract royalties	(1,770)	856
Long-term software contract costs	100	240
Server OEM non-GAAP operating income	$ 13,128	$ 12,654

FIRST HALF 2015 UNAUDITED GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	YTD 2015		YTD 2014	
Vertical Markets GAAP and non-GAAP net revenue	$	60,749	$	43,112
Vertical Markets GAAP gross profit	$	25,365	$	18,901
Vertical Markets GAAP gross margin %		*41.8%*		*43.8%*
Stock-based compensation		119		58
Severance costs		2		27
Vertical Markets non-GAAP gross profit	$	25,486	$	18,986
Vertical Markets non-GAAP gross margin %		*42.0%*		*44.0%*
Vertical Markets GAAP sales and marketing expenses	$	4,592	$	4,732
Vertical Markets GAAP contribution margin	$	20,773	$	14,169
Vertical Markets GAAP contribution margin %		*34.2%*		*32.9%*
Stock-based compensation		(119)		(78)
Severance costs		(14)		(19)
Restructuring charge		(135)		-
Vertical Markets non-GAAP sales and marketing expenses	$	4,324	$	4,635
Vertical Markets non-GAAP contribution margin	$	21,162	$	14,351
Vertical Markets non-GAAP contribution margin %		*34.8%*		*33.3%*
Vertical Markets GAAP operating income	$	20,773	$	14,169
Stock-based compensation		238		136
Severance costs		16		46
Restructuring charge		135		-
Vertical Markets non-GAAP operating income	$	21,162	$	14,351

FIRST HALF 2015 UNAUDITED GAAP TO NON-GAAP CORPORATE SEGMENT RECONCILIATION ($K)

	YTD 2015		YTD 2014	
Corporate GAAP sales and marketing expenses	$	1,437	$	1,382
Corporate GAAP contribution margin	$	(1,437)	$	(1,382)
Stock-based compensation		(87)		(57)
Severance costs		(9)		(14)
Corporate non-GAAP sales and marketing expenses	$	1,341	$	1,311
Corporate non-GAAP contribution margin	$	(1,341)	$	(1,311)
Corporate GAAP research and development expenses	$	20,079	$	18,816
Stock-based compensation		(853)		(607)
Severance costs		(17)		(40)
Corporate non-GAAP research and development expenses	$	19,209	$	18,169
Corporate GAAP general and administrative expenses	$	9,172	$	5,749
Currency gain (loss)		(2,698)		101
Stock-based compensation		(694)		(695)
Severance costs		(10)		(1)
Corporate non-GAAP general and administrative expenses	$	5,770	$	5,154
Corporate GAAP operating loss	$	(30,688)	$	(25,947)
Currency (gain) loss		2,698		(101)
Stock-based compensation		1,634		1,359
Severance costs		36		55
Corporate non-GAAP operating loss	$	(26,320)	$	(24,634)

FIRST HALF 2015 UNAUDITED GAAP TO NON-GAAP EARNINGS PER SHARE (EPS) RECONCILIATION ($)

	YTD 2015		YTD 2014	
GAAP income (loss) per share	$	0.07	$	(0.01)
Currency (gain) loss		0.04		0.00
Stock-based compensation		0.03		0.03
Long-term software contract royalties		(0.03)		0.01
Long-term software contract costs		0.00		0.00
Other adjustments		0.01		0.01
Non-GAAP income per share*	$	0.12	$	0.04
Weighted average shares used to calculate income per share:				
Basic		61,027		59,920
Diluted		65,611		63,834

* Per share data may not always add to the total for the period because each figure is independently calculated.

TRAILING TWELVE MONTH UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	TTM Q3'14 – Q2'15		TTM Q3'13 – Q2'14	
GAAP net revenue from continuing operations	$	243,896	$	207,831
GAAP revenue from discontinued operations		-		28
Total GAAP net revenue, from continuing and discontinued operations	$	243,896	$	207,859
AssuredUVS revenue		-		(28)
Long-term software contract royalties		(2,812)		2,084
Total non-GAAP net revenue	$	241,084	$	209,915
GAAP gross profit from continuing operations	$	82,451	$	65,911
GAAP gross margin % from continuing operations		33.8%		31.7%
GAAP gross profit from discontinued operations		-		28
GAAP gross profit from continuing and discontinued operations	$	82,451	$	65,939
GAAP gross margin % from continuing and discontinued operations		*33.8%*		*31.7%*
Stock-based compensation		469		314
Severance costs		4		92
AssuredUVS revenue		-		(28)
Power supply component failures		(100)		69
Long-term software contract royalties		(2,812)		2,084
Long-term software contract costs		200		418
Non-GAAP gross profit	$	80,212	$	68,888
Non-GAAP gross margin %		*33.3%*		*32.8%*
GAAP sales and marketing expenses	$	14,613	$	14,292
GAAP contribution margin from continuing operations	$	67,838	$	51,619
GAAP contribution margin % from continuing operations		*27.8%*		*24.8%*
Stock-based compensation		(437)		(298)
Severance costs		(30)		(46)
Restructuring charge		(135)		-
Non-GAAP sales and marketing expenses	$	14,011	$	13,948
Non-GAAP contribution margin	$	66,201	$	54,940
Non-GAAP contribution margin %		*27.5%*		*26.2%*

TRAILING TWELVE MONTH UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	TTM Q3'14 – Q2'15	TTM Q3'13 – Q2'14
GAAP operating expenses from continuing operations	$ 69,066	$ 62,322
GAAP operating expenses from discontinued operations	-	69
GAAP operating expenses for continuing and discontinured operations	69,066	62,391
Currency loss	(2,885)	(55)
Stock-based compensation	(3,125)	(2,651)
AssuredUVS expenses	-	(8)
Long-term software contract deferred costs	-	(12)
Legal settlement	(1,000)	-
Restructuring charge	(135)	(46)
Severance costs	(85)	(98)
Non-GAAP operating expenses	$ 61,836	$ 59,521
GAAP operating income from continuing operations	$ 13,385	$ 3,589
GAAP operating loss from discontinued operations	-	(41)
GAAP operating income for continuing and discontinued operations	$ 13,385	$ 3,548
Currency loss	2,885	55
Stock-based compensation	3,594	2,965
AssuredUVS expenses, less AssuredUVS revenue	-	(20)
Power supply component failures	(100)	69
Long-term software contract royalties	(2,812)	2,084
Long-term software contract costs	200	418
Long-term software contract deferred costs	-	12
Legal settlement	1,000	-
Restructuring charge	135	46
Severance costs	89	190
Non-GAAP operating income	$ 18,376	$ 9,367

TRAILING TWELVE MONTH UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

dot HILL®

	TTM Q3'14 – Q2'15	TTM Q3'13 – Q2'14
GAAP net income from continuing operations	$ 13,101	$ 3,521
GAAP net loss from discontinued operations	-	(42)
GAAP net income for continuing and discontinued operations	13,101	3,479
Currency loss	2,885	55
Stock-based compensation	3,594	2,965
Other income	-	(27)
AssuredUVS expenses, less AssuredUVS revenue	-	(20)
Power supply component failures	(100)	69
Long-term software contract royalties	(2,812)	2,084
Long-term software contract costs	200	418
Long-term software contract deferred costs	-	12
Legal settlement	1,000	-
Restructuring charge	135	46
Severance costs	89	190
Non-GAAP net income	18,092	$ 9,271
Non-GAAP net income per share	$ 0.28	$ 0.16

TRAILING TWELVE MONTH UNAUDITED GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

	TTM Q3'14 – Q2'15		TTM Q3'13 – Q2'14	
Server OEM GAAP net revenue	$	124,174	$	128,332
Long-term software contract royalties		(2,812)		2,084
Server OEM non-GAAP net revenue	$	121,362	$	130,416
Server OEM GAAP gross profit	$	32,623	$	31,795
Server OEM GAAP gross margin %		*26.3%*		*24.8%*
Stock-based compensation		272		214
Severance costs		2		61
Power supply component failures		(100)		69
Long-term software contract royalties		(2,812)		2,084
Long-term software contract costs		200		418
Server OEM non-GAAP gross profit	$	30,185	$	34,641
Server OEM non-GAAP gross margin %		*24.9%*		*26.6%*
Server OEM GAAP sales and marketing expenses	$	2,313	$	2,085
Server OEM GAAP contribution margin	$	30,310	$	29,710
Server OEM GAAP contribution margin %		*24.4%*		*23.2%*
Stock-based compensation		(81)		(63)
Severance costs		(5)		(10)
Server OEM non-GAAP sales and marketing expenses	$	2,227	$	2,012
Server OEM non-GAAP contribution margin	$	27,958	$	32,629
Server OEM non-GAAP contribution margin %		*23.0%*		*25.0%*
Server OEM GAAP operating income	$	30,310	$	29,710
Stock-based compensation		353		277
Severance costs		7		71
Power supply component failures		(100)		69
Long-term software contract royalties		(2,812)		2,084
Long-term software contract costs		200		418
Server OEM non-GAAP operating income	$	27,958	$	32,629

TRAILING TWELVE MONTH UNAUDITED GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	TTM Q3'14 – Q2'15	TTM Q3'13 – Q2'14
Vertical Markets GAAP net revenue from continuing operations	$ 119,722	$ 79,499
GAAP revenue from discontinued operations	-	28
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 119,722	$ 79,527
AssuredUVS revenue	-	(28)
Vertical Markets non-GAAP net revenue	$ 119,722	$ 79,499
Vertical Markets GAAP gross profit from continuing operations	$ 49,828	$ 34,116
Vertical Markets GAAP gross margin % from continuing operations	*41.6%*	*42.9%*
Vertical Markets GAAP gross profit from discontinued operations	-	28
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 49,828	$ 34,144
Vertical Markets GAAP gross margin % from continuing and discontinued operations	*41.6%*	*42.9%*
Stock-based compensation	197	100
Severance costs	2	31
AssuredUVS revenue	-	(28)
Vertical Markets non-GAAP gross profit	$ 50,027	$ 34,247
Vertical Markets non-GAAP gross margin %	*41.8%*	*43.1%*
Vertical Markets GAAP sales and marketing expenses	$ 9,637	$ 9,411
Vertical Markets GAAP contribution margin from continuing operations	$ 40,191	$ 24,705
Vertical Markets GAAP contribution margin % from continuing operations	*33.6%*	*31.1%*
Stock-based compensation	(210)	(135)
Severance costs	(15)	(21)
Restructuring recovery	(135)	-
Vertical Markets non-GAAP sales and marketing expenses	$ 9,277	$ 9,255
Vertical Markets non-GAAP contribution margin	$ 40,750	$ 24,992
Vertical Markets non-GAAP contribution margin %	*34.0%*	*31.4%*
Vertical Markets GAAP operating income from continuing operations	$ 40,191	$ 24,705
Vertical Markets GAAP operating income from discontinued operations	-	28
Vertical Markets GAAP operating income (loss) from continuing and discontinued operations	$ 40,191	$ 24,733
Stock-based compensation	407	235
Severance costs	17	52
AssuredUVS revenue	-	(28)
Restructuring charge	135	-
Vertical Markets non-GAAP operating income	$ 40,750	$ 24,992

TRAILING TWELVE MONTHS UNAUDITED GAAP TO NON-GAAP CORPORATE SEGMENT RECONCILIATION ($K)

	TTM Q3'14 – Q2'15		TTM Q3'13 – Q2'14	
Corporate GAAP sales and marketing expenses	$	2,663	$	2,796
Corporate GAAP contribution margin	$	(2,663)	$	(2,796)
Stock-based compensation		(146)		(100)
Severance costs		(10)		(15)
Corporate non-GAAP sales and marketing expenses	$	2,507	$	2,681
Corporate non-GAAP contribution margin	$	(2,507)	$	(2,681)
Corporate GAAP research and development expenses	$	38,908	$	36,527
Stock-based compensation		(1,550)		(1,083)
Long-term software contract deferred costs		-		(12)
Severance costs		(45)		(47)
Corporate non-GAAP research and development expenses	$	37,313	$	35,385
Corporate GAAP general and administrative expenses from continuing operations	$	15,545	$	11,503
Corporate GAAP general and administrative expenses from discontinued operations		-		69
Corporate GAAP general and administrative expenses from continuing and discontinued operation	$	15,545	$	11,572
Currency loss		(2,885)		(55)
Stock-based compensation		(1,138)		(1,270)
AssuredUVS expenses		-		(8)
Restructuring charge		-		(46)
Legal settlement		(1,000)		-
Severance costs		(10)		(5)
Corporate non-GAAP general and administrative expenses	$	10,512	$	10,188
Corporate GAAP operating loss from continuing operations	$	(57,116)	$	(50,826)
Corporate GAAP operating loss from discontinued operations		-		(69)
Corporate GAAP operating loss from continuing and discontinued operations	$	(57,116)	$	(50,895)
Currency loss		2,885		55
Stock-based compensation		2,834		2,453
AssuredUVS expenses		-		8
Long-term software contract deferred costs		-		12
Restructuring charge		-		46
Legal settlement		1,000		-
Severance costs		65		67
Corporate non-GAAP operating loss	$	(50,332)	$	(48,254)

TRAILING TWELVE MONTHS UNAUDITED GAAP TO NON-GAAP EARNINGS PER SHARE (EPS) RECONCILIATION ($)

	TTM Q3'14 – Q2'15		TTM Q3'13 – Q2'14	
GAAP income per share	$	0.20	$	0.06
Currency loss		0.04		0.00
Stock-based compensation		0.05		0.05
Long-term software contract royalties		(0.03)		0.02
Legal settlement		0.02		0.00
Other adjustments		-		0.03
Non-GAAP income per share*	$	0.28	$	0.16

* Per share data may not always add to the total for the period because each figure is independently calculated.